UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 7, 2016

NexPoint Multifamily Capital Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-200221	46-4106316
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Crescent Court

Suite 700

Dallas, Texas 75201

(Address of principal executive offices)

(972) 628-4100

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01	Financial Statements and Exhibits.

On April 7, 2016, NexPoint Multifamily Capital Trust, Inc. (the “Company”) acquired a 95% indirect interest in a 330-unit multifamily residential community located in Phoenix, Arizona, known as The Estates on Maryland (“Estates” or the “Property”). The Company is filing this Current Report on Form 8-K/A to amend the Current Report on Form 8-K filed with the Securities and Exchange Commission on April 13, 2016, to provide the required financial information related to the acquisition of Estates.

(a)	Financial Statements.

The Estates on Maryland

Page
Independent Auditor’s Report	F-1

Historical Statements of Revenues and Certain Direct Operating Expenses for the Three Months Ended March 31, 2016 (unaudited) and the Year Ended December 31, 2015	F-2

Notes to the Historical Statements of Revenues and Certain Direct Operating Expenses for the Three Months Ended March 31, 2016 (unaudited) and the Year Ended December 31, 2015	F-3

(b)	Pro Forma Financial Information (unaudited).

NexPoint Multifamily Capital Trust, Inc.

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders

NexPoint Multifamily Capital Trust, Inc.

We have audited the accompanying Historical Statement of Revenues and Certain Direct Operating Expenses of The Estates on Maryland (the “Property”) for the year ended December 31, 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of this financial statement in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of this financial statement that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statement based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statement. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the financial statement, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the financial statement in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statement. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the Historical Statement of Revenues and Certain Direct Operating Expenses referred to above presents fairly, in all material respects, the revenue and certain direct operating expenses described in Note 2 of the financial statement for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying financial statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission as described in Note 2 and is not intended to be a complete presentation of the Property’s revenues and expenses. Our opinion is not modified with respect to that matter.

Atlanta, Georgia

June 14, 2016

THE ESTATES ON MARYLAND

HISTORICAL STATEMENTS OF REVENUES

AND CERTAIN DIRECT OPERATING EXPENSES

	For the Three Months Ended March 31, 2016	For the Year Ended December 31, 2015
	(Unaudited)
Revenues
Rental income	$842,025	$3,284,909
Other rental income	87,556	337,060

Total revenues	929,581	3,621,969

Certain direct operating expenses
Property operating expenses	225,711	1,010,973
Property taxes and insurance	113,077	407,614
Management fees	28,210	98,055

Total certain direct operating expenses	366,998	1,516,642

Revenues in excess of certain direct operating expenses	$562,583	$2,105,327

See accompanying notes to historical financial statements

THE ESTATES ON MARYLAND

NOTES TO HISTORICAL STATEMENTS OF REVENUES

AND CERTAIN DIRECT OPERATING EXPENSES

1. Business

The accompanying historical statements of revenues and certain direct operating expenses (“Historical Summary”) include the revenues and certain expenses of The Estates on Maryland located in Phoenix, Arizona (the “Property”). The Property comprises 330 units.

On April 7, 2016, NexPoint Multifamily Capital Trust, Inc. (f/k/a NexPoint Multifamily Realty Trust, Inc.) (the “Company”) acquired from Highland Capital Management, L.P. (“Sponsor”) the Sponsor’s indirect 95% interest in the Property.

2. Basis of Presentation

The accompanying Historical Summary has been prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete presentation of the Property’s revenues and expenses. The Historical Summary has been prepared in accordance with U.S. generally accepted accounting principles (“GAAP”).

A Historical Summary is being presented for the most recent year available instead of the three most recent years based on the following facts: (1) the Property was acquired from an affiliated party; and (2) based on the due diligence of the Property conducted by the Company, except as disclosed in these Notes to Historical Summary, management is not aware of any material factors related to the Property that would cause this financial information not to be indicative of future operations.

3. Unaudited Interim Information

The unaudited Historical Summary for the three months ended March 31, 2016 has been prepared in accordance with accounting principles generally accepted in the United States of America for interim financial information. In the opinion of the Property’s management, all adjustments, consisting only of normal and recurring adjustments, necessary for a fair presentation (in accordance with Basis of Presentation as described in Note 2) have been made to the accompanying unaudited amounts for the three months ended March 31, 2016.

4. Significant Accounting Policies

Revenue Recognition

The Property contains apartment units occupied under various lease agreements with residents, typically with terms of 12 months or less. All leases are accounted for as operating leases. Rental income is recognized as earned over the life of the lease agreements on a straight-line basis. Some of the leases include provisions under which the Property is reimbursed for certain operating costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to residents pursuant to the lease agreements. Other rental income consists of charges billed to residents for utilities reimbursements, administrative, application and other fees and is recognized when earned.

Certain Direct Operating Expenses

Certain direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Property operating costs includes property staff salaries, marketing, utilities, landscaping, repairs and maintenance, and other general costs associated with operating the property. Costs such as depreciation, amortization, interest and professional fees are excluded from the Historical Summary.

Use of Estimates

The preparation of financial statements, as described in Note 2 and in conformity with GAAP, requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could materially differ from those estimates.

THE ESTATES ON MARYLAND

NOTES TO HISTORICAL STATEMENTS OF REVENUES

AND CERTAIN DIRECT OPERATING EXPENSES

5. Commitments and Contingencies

Litigation

The Property may become party to legal proceedings that arise in the ordinary course of its business. Management is not aware of any legal proceedings of which the outcome is probable or reasonably possible to have a material adverse effect on its results of operations or financial condition.

Other Matters

The Company is not aware of any material environmental liabilities relating to the Property that could have a material adverse effect on its financial condition or results of operations. However, changes in applicable environmental laws and regulations or other environmental conditions with respect to the Property could result in future environmental liabilities.

6. Subsequent Events

In preparation of the accompanying Historical Summary, subsequent events were evaluated for recognition or disclosure through June 14, 2016, which is the date the Historical Summary was issued.

NEXPOINT MULTIFAMILY CAPITAL TRUST, INC.

SUMMARY OF UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The following pro forma information should be read in conjunction with the Company’s historical consolidated financial statements and the notes thereto as filed in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015, which was filed with the SEC on March 25, 2016, and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2016, which was filed with the SEC on May 12, 2016. In addition, this pro forma information should be read in conjunction with the statements of revenues over direct certain operating expenses and the notes thereto of the Property, which are included herein.

The following unaudited pro forma consolidated balance sheet as of March 31, 2016 has been prepared to give effect to the acquisition of the Property, which occurred on April 7, 2016, as if the acquisition occurred on March 31, 2016.

The following unaudited pro forma consolidated statements of operations for the three months ended March 31, 2016 and for the year ended December 31, 2015 have been prepared to give effect to the acquisition of the Property as if the acquisition occurred on January 1, 2015.

These unaudited pro forma consolidated financial statements are prepared for informational purposes only and are not necessarily indicative of future results or of actual results that would have been achieved had the acquisition of the Property been consummated as of January 1, 2015.

NEXPOINT MULTIFAMILY CAPITAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of March 31, 2016

		Pro Forma Adjustment
	NexPoint Multifamily Capital Trust, Inc. Historical (a)	Estates on Maryland (b)		Pro Forma Total
ASSETS
Operating Real Estate Investments
Land	$—	$5,080,000		$5,080,000
Buildings and improvements	—	34,850,475		34,850,475
Intangible lease assets	—	1,004,000		1,004,000
Construction in progress	—	176,138		176,138
Furniture, fixtures, and equipment	—	545,229		545,229

Total Gross Operating Real Estate Investments	—	41,655,842		41,655,842
Accumulated depreciation and amortization	—	—		—

Total Net Operating Real Estate Investments	—	41,655,842		41,655,842
Cash and cash equivalents	2,192,750	360,973		2,553,723
Restricted cash	—	154,281		154,281
Accounts receivable	—	16,593		16,593
Prepaid and other assets	—	86,745		86,745

TOTAL ASSETS	$2,192,750	$42,274,433		$44,467,183

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Credit facility	$—	$10,000,000		$10,000,000
Mortgages payable	—	26,919,000		26,919,000
Accounts payable and other accrued liabilities	213,719	49,125		262,844
Accrued real estate taxes payable	—	276,109		276,109
Accrued interest payable	—	165,922		165,922
Security deposit liability	—	69,724		69,724
Prepaid rents	—	57,710		57,710
Due to affiliates	292,306	—	(c)	292,306

Total Liabilities	506,025	37,537,591		38,043,616

Stockholders’ equity:
Preferred stock, $.01 par value; 10,000,000 shares authorized; 0 shares issued and outstanding	—	—		—
Class A Common stock, $.01 par value; 500,000,000 shares authorized; 239,614 shares issued and outstanding	2,396	4,348		6,744
Class T Common stock, $.01 par value; 500,000,000 shares authorized; 0 shares issued and outstanding	—	—		—
Additional paid-in capital	2,190,684	3,995,652		6,186,336
Accumulated deficit	(506,355)	—	(c)	(506,355)
Noncontrolling interests	—	736,842		736,842

Total Equity	1,686,725	4,736,842		6,423,567

TOTAL LIABILITIES AND EQUITY	$2,192,750	$42,274,433		$44,467,183

NEXPOINT MULTIFAMILY CAPITAL TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

As of March 31, 2016

(a)	Historical financial information as of March 31, 2016, derived from the Company’s Quarterly Report on Form 10-Q for the period ended March 31, 2016.
(b)	Represents adjustments to the consolidated balance sheet of the Company to give effect to the acquisition of the Property and related cash, other assets and liabilities as if the acquisition had occurred on March 31, 2016. The purchase price of the Company’s indirect 95% interest in the Property, exclusive of closing and other acquisition costs, was approximately $39.6 million. The Property was acquired through the issuance of approximately 434,783 shares of the Company’s Class A common stock and through the assumption of a $10.0 million bridge loan and 95% of a nonrecourse $26.9 million first mortgage. The Company recorded the cost of tangible assets and identifiable intangible assets acquired based on their estimated fair values.
(c)	Does not include acquisition fees of $395,731 that would have been payable to the Company’s advisor in connection with the acquisition had the Property been acquired on March 31, 2016.

NEXPOINT MULTIFAMILY CAPITAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

As of March 31, 2016

	NexPoint Multifamily Capital Trust, Inc. Historical (a)	Estates on Maryland (b)	Pro Forma Adjustments		Pro Forma Total
Revenues
Rental income	$—	$842,025	$—		$842,025
Other income	—	87,556	—		87,556

Total revenues	$—	$929,581	$—		$929,581

Expenses
Property operating expenses	—	195,591	—		195,591
Real estate taxes and insurance	—	113,077	—		113,077
Property management fees (related party)	—	28,210	—		28,210
Asset management fees (related party)	—	—	60,060	(c)	60,060
Corporate general and administrative expenses	154,335	—	—		154,335
Organization expenses	14,750	—	—		14,750
Property general and administrative expenses	—	30,120	—		30,120
Depreciation and amortization	—	—	334,550	(d)	334,550

Total expenses	169,085	366,998	394,609		930,692

Operating income (loss)	(169,085)	562,583	(394,609)		(1,111)
Interest expense	—	—	(279,338	)(e)	(279,338)

Net income (loss)	(169,085)	562,583	(673,947)		(280,449)
Net income (loss) attributable to noncontrolling interests	—	28,129	(25,111)		3,018

Net income (loss) attributable to common stockholders	$(169,085)	$534,454	$(648,836)		$(283,467)

Loss per Class A share - basic and diluted	$(4.07)				$(0.42)

Weighted average Class A shares outstanding - basic and diluted	41,547				674,397 (f)

NEXPOINT MULTIFAMILY CAPITAL TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Three Months Ended March 31, 2016

(a)	Historical financial information for the three months ended March 31, 2016 derived from the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2016.
(b)	Represents the historical operations of the Property acquired by the Company.
(c)	Represents asset management fees (not reflected in the historical consolidated statement of operations of the Company) for the three months ended March 31, 2016 that would be due to affiliates had the Property been acquired on January 1, 2015. Asset management fees are calculated on a monthly basis in an amount equal to 1/12th of 0.75% of the average of the aggregate book value of the Company’s gross assets (before reserves for depreciation or other non-cash reserves), including amounts borrowed and additional amounts used for improvements, computed by taking the average of the book value of the Company’s gross assets at the end of each month (or partial month), and is payable monthly in arrears.
(d)	Represents depreciation and amortization expense (not reflected in the historical consolidated statement of operations of the Company) for the three months ended March 31, 2016, as if the Property was acquired on January 1, 2015. Real estate-related depreciation and amortization are computed on a straight-line basis over the respective estimated useful lives of the assets.
(e)	Represents interest expense (not reflected in the historical consolidated statement of operations of the Company) for the three months ended March 31, 2016, as if the borrowings attributable to the Property and the Company’s credit facility were borrowed on January 1, 2015. The Property is subject to a nonrecourse full term interest-only floating rate (1.90% plus one-month LIBOR) first mortgage that matures on September 1, 2020. The Company’s credit facility is a full term interest-only floating rate (4.00% plus one-month LIBOR) loan that matures on April 7, 2017.
(f)	Represents the actual number of shares of the Company’s common stock outstanding as of March 31, 2016, adjusted for the number of shares issued in connection with the acquisition of the Property. The calculation assumes that these shares were issued on January 1, 2015.

NEXPOINT MULTIFAMILY CAPITAL TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

	NexPoint Multifamily Capital Trust, Inc. Historical (a)	Estates on Maryland (b)	Pro Forma Adjustments		Pro Forma Total
Revenues
Rental income	$—	$3,284,909	$—		$3,284,909
Other income	—	337,060	—		337,060

Total revenues	$—	$3,621,969	$—		$3,621,969

Expenses
Property operating expenses	—	869,437			869,437
Acquisition costs	—	—	—	(c)	—
Real estate taxes and insurance	—	407,614	54,098	(d)	461,712
Property management fees (related party)	—	98,055	—		98,055
Asset management fees (related party)	—	—	240,239	(e)	240,239
Corporate general and administrative expenses	337,270	—	—		337,270
Organization expenses	—	—	—		—
Property general and administrative expenses	—	141,536	—		141,536
Depreciation and amortization	—	—	2,265,908	(f)	2,265,908

Total expenses	337,270	1,516,642	2,560,245		4,414,157

Operating income (loss)	(337,270)	2,105,327	(2,560,245)		(792,188)
Interest expense	—	—	(1,117,352	)(g)	(1,117,352)

Net income (loss)	(337,270)	2,105,327	(3,677,597)		(1,909,540)
Net income (loss) attributable to noncontrolling interests	—	105,266	(156,882)		(51,615)

Net income (loss) attributable to common stockholders	$(337,270)	$2,000,061	$(3,520,715)		$(1,857,924)

Loss per Class A share - basic and diluted	$(15.18)				$(2.75)

Weighted average Class A shares outstanding - basic and diluted	22,223				674,397 (h)

NEXPOINT MULTIFAMILY CAPITAL TRUST, INC.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS

For the Year Ended December 31, 2015

(a)	Historical financial information for the year ended December 31, 2015 derived from the Company’s Annual Report on Form 10-K for the year ended December 31, 2015.
(b)	Represents the historical operations of the Property acquired by the Company.
(c)	Does not include acquisition fees of $395,731 that would have been payable to the Company’s advisor in connection with the acquisition had the Property been acquired on January 1, 2015.
(d)	Represents additional real estate taxes and insurance expense (not reflected in the historical operations of the previous owner) for the year ended December 31, 2015, based on management estimates as if the Property was acquired on January 1, 2015.
(e)	Represents asset management fees (not reflected in the historical consolidated statement of operations of the Company) for the year ended December 31, 2015 that would be due to affiliates had the Property been acquired on January 1, 2015. Asset management fees are calculated on a monthly basis in an amount equal to 1/12th of 0.75% of the average of the aggregate book value of the Company’s gross assets (before reserves for depreciation or other non-cash reserves), including amounts borrowed and additional amounts used for improvements, computed by taking the average of the book value of the Company’s gross assets at the end of each month (or partial month), and is payable monthly in arrears.
(f)	Represents depreciation and amortization expense (not reflected in the historical consolidated statement of operations of the Company) for the year ended December 31, 2015, as if the Property was acquired on January 1, 2015. Real estate-related depreciation and amortization are computed on a straight-line basis over the respective estimated useful lives of the assets.
(g)	Represents interest expense (not reflected in the historical consolidated statement of operations of the Company) for the year ended December 31, 2015, as if the borrowings attributable to the Property and the Company’s credit facility were borrowed on January 1, 2015. The Property is subject to a nonrecourse full term interest-only floating rate (1.90% plus one-month LIBOR) first mortgage that matures on September 1, 2020. The Company’s credit facility is a full term interest-only floating rate (4.00% plus one-month LIBOR) loan that matures on April 7, 2017.
(h)	Represents the actual number of shares of the Company’s common stock outstanding as of March 31, 2016, adjusted for the number of shares issued in connection with the acquisition of the Property. The calculation assumes that these shares were issued on January 1, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NexPoint Multifamily Capital Trust, Inc.

Dated: June 23, 2016	By:	/s/ Brian Mitts
	Name:	Brian Mitts
	Title:	Chief Financial Officer, Executive Vice President-Finance, Treasurer and Director